                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                                   ----------

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported)           October 9, 1998
                        --------------------------------


                          POWERWAVE TECHNOLOGIES, INC.
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               (Exact Name of Registrant as Specified in Charter)



            Delaware               000-21507             11-2723423
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   (State or Other Jurisdiction   (Commission         (I.R.S. Employer
        of Incorporation)         File Number)        Identification No.)


              2026 McGaw Avenue, Irvine, California          92614
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             (Address of Principal Executive Offices)      (Zip Code)


    Registrant's telephone number, including area code      (949) 757-0530
                           ---------------------------


                                 Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)
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Item 2.   Acquisition Or Disposition Of Assets

     On October 9, 1998, pursuant to the terms of an Amended and Restated Asset Purchase Agreement dated October 9, 1998 (the "Asset Purchase Agreement"), and a Purchase and Sale Agreement and Joint Escrow Instructions dated August 31, 1998, Powerwave Technologies, Inc., a Delaware corporation (the "Company"), acquired from Hewlett-Packard Company, a Delaware corporation ("HP"), substantially all of the assets (the "Assets") related to HP's radio frequency power amplifier business for use in wireless communications, including cellular, PCS and wireless local loop (the "Business"). The purchase price paid for the Assets, which include HP's manufacturing facility in Folsom, California, was approximately $57,400,000, which amount was paid by the Company in cash. The Company financed this acquisition utilizing (i) existing cash balances and (ii) term loan borrowings of $25,000,000 under a Loan and Security Agreement entered into on September 30, 1998, among the Company, Comerica Bank-California, as Agent, and the lenders named therein (the "New Secured Credit Facility"). The New Secured Credit Facility consists of a $25,000,000 term loan facility and a $10,000,000 revolving line of credit facility.

     Concurrently with the closing of the acquisition of the Assets, the Company and HP entered into a License Agreement, a Product Supply Agreement, a Transition Services Agreement and a Confidential Disclosure Agreement, all of which were attached to the Asset Purchase Agreement which is filed as an exhibit hereto. The Company does not believe that these documents contain information which is material to an investment decision and, therefore, has not filed these documents as exhibits to this Form 8-K. However, the Company will supplementally furnish these documents, and the exhibits and schedules thereto, to the Securities and Exchange Commission upon request.

Item 7.   Financial Statements, Pro Forma Financial Information And Exhibits

     (a) Financial Statements of Business Acquired.  The financial statements of
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the Business required to be filed under this item are not available and, accordingly, are not included herein. The Company plans to submit such financial statements by amendment not later than 60 days after the date on which this report on Form 8-K must be filed.

     (b) Pro Forma Financial Information.  The pro forma financial information
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required to be filed under this item is not available and, accordingly, is not included herein. The Company plans to submit such pro forma financial information by amendment not later than 60 days after the date on which this report on Form 8-K must be filed.
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         (c)  Exhibits.
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Exhibit
Number
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2.1      Amended and Restated Asset Purchase Agreement with Hewlett-Packard
         Company, dated as of October 9, 1998. /(1)//(2)/

2.2 Purchase and Sale Agreement and Joint Escrow Instructions with Hewlett-Packard Company, dated as of August 31, 1998. /(1)/

10.23 Loan and Security Agreement, dated as of September 30, 1998, by and among the Company, Comerica Bank-California, as Agent, and the lenders party thereto. /(1)/

23.1     Consent of Deloitte & Touche LLP (to be filed by amendment).

99.1     Press Release dated October 9, 1998.

99.2 Financial Statements of the Business described in Item 7(a) above (to be filed by amendment).

99.3 Pro Forma Financial Statements described in Item 7(b) above (to be filed by amendment).
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/(1)/ Schedules and attachments are omitted.  The Company shall furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedule or attachment upon request.

/(2)/ Portions of this Exhibit are omitted and were filed separately with the
      Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.
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                                  SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      POWERWAVE TECHNOLOGIES, INC.


Date:  October 26, 1998               By:    /s/ Kevin T. Michaels
                                            -----------------------------------
                                            Kevin T. Michaels
                                            Vice President, Finance and
                                            Chief Financial Officer
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                                 EXHIBIT INDEX

     The following exhibits are attached hereto and incorporated herein by reference:

Exhibit                                                    Sequentially
Number                 Description                         Numbered Page
------                 -----------                         -------------


2.1       Amended and Restated Asset Purchase Agreement
          with Hewlett-Packard Company, dated as of                 6
          October 9, 1998. /(1)//(2)/

2.2       Purchase and Sale Agreement and Joint Escrow
          Instructions with Hewlett-Packard Company,               58
          dated as of August 31, 1998. /(1)/

10.23     Loan and Security Agreement, dated as of
          September 30, 1998, by and among the Company,            77
          Comerica Bank-California, as Agent, and the lenders party thereto. /(1)/

23.1      Consent of Deloitte & Touche LLP (to be filed
          by amendment).                                           --

99.1      Press Release dated October 9, 1998.                    132

99.2      Financial Statements of the Business described
          in Item 7(a) above (to be filed by amendment).           --

99.3      Pro Forma Financial Statements described in
          Item 7(b) above (to be filed by amendment).              --
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/(1)/ Schedules and attachments are omitted.  The Company shall furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedule or attachment upon request.

/(2)/ Portions of this Exhibit are omitted and were filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.